================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 15, 2002
                                                        -----------------

                          AmSouth Auto Receivables, LLC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       333-38676                               63-1254677
------------------------       -------------------------------------------------
(Commission File Number)       (Registrant's I.R.S. Employer Identification No.)



1900 Fifth Avenue North, AmSouth--Sonat Tower, Birmingham, Alabama      35203
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices)                 (Zip Code)


                                 (205) 326-5300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.

         Information relating to distributions to Noteholders for the Collection Period preceding the date of this Report of AmSouth Auto Trust 2000-1 in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes,
Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class B Asset
Backed Notes and Class C Asset Backed Notes (collectively, the "Notes") issued by AmSouth Auto Trust 2000-1 and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in a Monthly Servicing Report and a Monthly Noteholders Statement which are provided directly to the Indenture Trustee and indirectly provided to the Noteholders by the Indenture Trustee pursuant to the Sale and Servicing Agreement dated as of October 1, 2000 between AmSouth Auto Trust 2000-1, as Issuer, the Registrant, as Seller, AmSouth Bank, as Servicer, and The Bank of New York Trust Company of Florida, National Association, as Indenture Trustee (the "Agreement"). The Monthly Noteholders Statement and Monthly Servicing Report for the Collection Period preceding the date of this Report are attached hereto and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

   Exhibit
     No.      Document Description
   -------    --------------------

    99.1 Monthly Noteholders Statement for the Collection Period preceding the date of this Report relating to the Notes issued by AmSouth Auto Trust 2000-1.

    99.2 Monthly Servicing Report for the Collection Period preceding the date of this Report relating to the Notes issued by AmSouth Auto Trust 2000-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2002

                                       AMSOUTH AUTO RECEIVABLES, LLC

                                       By: /s/ T. Kurt Miller
                                          --------------------------------------
                                       Name:   T. Kurt Miller
                                       Title:  Secretary

                                INDEX TO EXHIBITS

  Exhibit
    No.       Document Description
  -------     --------------------

    99.1 Monthly Noteholders Statement for the Collection Period preceding the date of this Report relating to the Notes issued by AmSouth Auto Trust 2000-1.

    99.2 Monthly Servicing Report for the Collection Period preceding the date of this Report relating to the Notes issued by AmSouth Auto Trust 2000-1.